Exhibit 99.2


                      Pacific WebWorks, Inc.

                 CERTIFICATION OF PERIODIC REPORT
    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                      18 U.S.C. Section 1350

      I, Thomas R. Eldredge, Chief Financial Officer of Pacific WebWorks, Inc. certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      . the quarterly report on Form 10-QSB of the Company for the quarter ended March 31, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      . the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: May 13, 2003
                                    /s/ Thomas R. Eldredge
                                    ____________________________________
                                    Thomas R. Eldredge
                                    Chief Financial Officer